Transactions with Related Parties	6 Months Ended
Jun. 30, 2023
Transactions with Related Parties [Abstract]
Transactions with Related Parties
3.          Transactions with Related Parties:

Details of the Company’s transactions with related parties are discussed in Note 3 of the consolidated financial statements for the year ended December 31, 2022, included in the Company’s 2022 annual report on Form 20-F filed with the SEC on March 31, 2023, and are supplemented by the below new activities within the period.
Management Agreements:
During the six-month period ended June 30, 2023, fees charged from Seanergy to United Maritime Corporation (“United”) in relation to services provided under the various management agreements entered into with respect to United’s fleet amounted to $1,324 and are included in “Fees from related parties” in the accompanying interim unaudited statement of operations.
As of June 30, 2023, balance due from United amounted to $3,930 and is included in “Due from related parties” in the accompanying unaudited consolidated balance sheets, related to United management fees and working capital advances.
On December 27, 2022, Seanergy entered into two memoranda of agreement to sell two Capesize vessels to United for an aggregate purchase price of $36,250. The sales were completed and the two vessels were delivered to United in February 2023 (Note 6).
Stock Purchases by the CEO & the CFO:

During the six-month period ended June 30, 2023, Seanergy’s Chairman and Chief Executive Officer, Stamatios Tsantanis, has purchased 100,000 shares at an average price of $5.32 per share, or approximately $532 worth of the Company’s common stock, in the open market. In addition, the Company’s Chief Financial Officer, Stavros Gyftakis, has purchased 18,510 shares at an average price of $5.40 per share, or approximately $100 worth of the Company’s common stock in the open market during the same period.